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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS
The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     /s/ KPMG LLP

Seattle, Washington
August 29, 2001